UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 12, 2013

GLOBALWISE INVESTMENTS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-31671	87-0613716
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

2190 Dividend Drive
Columbus, Ohio		43228
(Address of principal executive offices)		(Zip Code)

(614) 388-8909

(Registrant's telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On November 12, 2013, Globalwise Investments, Inc. (the “Company”) issued two convertible promissory notes in an aggregate amount of $160,000 (the “Notes in the Aggregate Amount of $160,000”) to two accredited investors who are associated with each other  (the “November 12, 2013 Note Investors”). The Company received proceeds in the amount of $160,000. The Notes in the Aggregate Amount of $160,000 provides for maturity on July 31, 2014 (the “Maturity Date”) and provides for 10 percent interest until maturity. The November 12, 2013 Note Investors have a right, at the investors’ sole discretion, to convert the note into equity under certain circumstances at $0.10 per share. If the Notes in the Aggregate Amount of $160,000 are not paid off by the Company, with the consent of the investors, by the Maturity Date or converted in to equity at the election of the investors prior to the Maturity Date, the note will accrue interest in the amount of 15% from the Maturity Date until the note is paid in full. Under the terms of the Notes in the Aggregate Amount of $160,000, the Company agreed to seek shareholder approval to increase the number of authorized shares by at least 10,000,000 shares on or before July 30, 2014. The Company will use the proceeds for working capital and for general corporate purposes. The form of notes issued is filed as Exhibits 10.1 to this Current Report on Form 8-K and the summary of the terms of the Notes in an Aggregate Amount of $160,000 contained herein is qualified in its entirety by reference to Exhibits 10.1.

Item 2.02. Results of Operations and Financial Condition.

On November 14, 2013, the Company issued a press release announcing its financial results for the third quarter of fiscal 2013. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 12, 2013, the Company issued Notes in an Aggregate Amount of $160,000 as more fully described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Name of Exhibit

10.1	Form of Convertible Promissory Note between the Company and the investors.

99.1	Press release issued by the Company, dated November 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2013

GLOBALWISE INVESTMENTS, INC. (Registrant)

By:	/s/ Matthew L. Chretien
Name:	Matthew L. Chretien
Title:	President and Chief Executive Officer

EXHIBIT INDEX

10.1	Form of Convertible Promissory Note between the Company and the investors.

99.1	Press release issued by the Company, dated November 14, 2013.